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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                  ___________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OF 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       DECEMBER 8, 1997
                                                --------------------------------

                         CENTRAL GARDEN & PET COMPANY
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            (Exact name of registrant as specified in its charter)

          DELAWARE                         0-20242               68-0275553
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(State or other jurisdiction           (Commission File         (IRS Employer
      of incorporation)                     Number)          Identification No.)


3697 MT. DIABLO BOULEVARD, LAFAYETTE, CALIFORNIA                    94549
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    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code         (510) 283-4573
                                                   -----------------------------

                                 INAPPLICABLE
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         (Former name or former address if changed since last report)


Exhibit Index located on page 3
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ITEM 5.   OTHER EVENTS

          On December 8, 1997, Central Garden & Pet Company issued a press release announcing that it had signed a definitive agreement to acquire TFH Publications, Inc., the largest producer of pet books in the United States and a manufacturer of premium dog chews and edible bones under the brand name Nylabone(R).

ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS

          (a)  Not applicable

          (b)  Not applicable

          (c)  See attached Exhibit Index.

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                                 EXHIBIT INDEX


Number    Exhibit                                       Page Number
------    -------                                       -----------
99.1      TFH Press Release dated December 8, 1997.          5

                                       3
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CENTRAL GARDEN & PET COMPANY


                                            By   /s/ Robert B. Jones
                                                 -------------------------------
                                                 Robert B. Jones, Vice President
                                                 and Chief Financial Officer

Dated:  December 8, 1997

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